EXHIBIT A

          Pursuant to Rule 13d-1(k) or Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in capacities set forth below.


                                             -----------------------------------
                                                             Date



                                             -----------------------------------
                                                          Signature


                                                         Kim M. Silva
                                             -----------------------------------
                                             Attorney-in-fact for:

                                             SPO Partners II, L.P. (1)
                                             SPO Advisory Partners, L.P. (1)
                                             San Francisco Partners, L.P. (1)
                                             SF Advisory Partners, L.P. (1)
                                             SPO Advisory Corp. (1)
                                             John H. Scully (1)
                                             William E. Oberndorf (1)
                                             Edward H. McDermott (1)
                                             William and Susan Oberndorf Trust,
                                             dated 10/15/98 (1)
                                             Oberndorf Family Partners (1)
                                             Oberndorf Foundation (1)


                                             (1) A Power of Attorney authorizing
                                             Kim M. Silva to act on behalf of
                                             this person or entity is filed as
                                             Exhibit B.


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